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                                                                      EXHIBIT 23


Independent Auditors' Consent

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos 33-11005, 33-33293, 33-38663 and 33-44398) of Beeba's Creations,
Inc., of our report dated October 24, 1995, appearing in this Annual Report on Form 10-K of Beeba's Creations, Inc. for the year ended August 31, 1995.


Deloitte & Touche LLP

San Diego, California
October 30, 1995